Allstate Life Insurance Company of New York
Allstate Life of New York Variable Life Separate Account A

Supplement dated April 23, 2021
to the Prospectuses and Statements of Additional Information, for

Consultant Accumulator Variable Universal Life
Consultant Protector Variable Universal Life
TotalAccumulator® Variable Adjustable Life

This supplement amends certain disclosure contained in the above-referenced prospectus and statement of additional information for certain variable life policies issued by Allstate Life Insurance Company of New York.

On March 29, 2021, The Allstate Corporation announced it had entered into an agreement to sell Allstate Life Insurance Company of New York to Wilton Reassurance Company (the “Transaction”). The Transaction is expected to close in the second half of 2021, subject to regulatory approvals and other customary closing conditions. The terms and provisions of your Policy will not be changed by the Transaction.

If you have any questions about this supplement, please contact our customer service center at 1-800-865-5237 or your registered representative.